MERRILL LYNCH
AMERICAS INCOME
FUND, INC.








FUND LOGO








Quarterly Report

September 30, 1996





The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.















Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH AMERICAS INCOME FUND, INC.


The Benefits and
Risks of
Leveraging

The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrow-ing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.


Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Paolo H. Valle, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



DEAR SHAREHOLDER

As we stated in our June 30, 1996 semi-annual report, emerging markets debt is attractive as an investment for several reasons. One reason we cited is that the emerging markets--mainly those in the Latin America region--are experiencing an improving trend in economic and political fundamentals. In addition, we stressed the liability management plans that several Brady countries have in progress or are implementing. In our view, this is a very important development for emerging Brady bond countries underscoring the markets' relatively good technical basis. We also cited the favorable global liquidity environment and the higher yields of emerging markets debt as continuing to attract investors in search of yield.

Investment Environment
Mexico
In Mexico, the pace of economic recovery continued to run ahead of expectations as evidenced by the 7.2% gross domestic product (GDP) growth reported for the second quarter of 1996. This positive news was followed by a current account surplus for the first half of the year. One main achievement in 1996 was the successful extension of the maturity profile of public sector debt due in 1996-1997. In the first half of 1996, the fiscal surplus was equal to 1% of GDP. The Zedillo administration continues to reiterate its commitment to a balanced fiscal budget as well as support for a tight monetary policy by Banco de Mexico.

Argentina
In Argentina, Finance Minister Cavallo resigned on July 26, 1996 and was replaced by Roque Fernandez, an orthodox economist with excellent credentials, who was previously the central bank president. Fernandez proposed new fiscal measures to eliminate the fiscal deficit in 1996-1997. We expect the real impact of these measures to be felt in 1997. However, congress still needs to approve these measures. We expect their approval with some modifications. The approval by the International Monetary Fund's
(IMF) board of directors should follow as well as new economic targets for fiscal years 1996 and 1997. These new fiscal measures will not be easy to implement and confirm the commitment of the government to economic orthodoxy. We expect additional fiscal expense reduction measures later in 1996 or early 1997, when the economy is back on track and reporting stronger economic growth. We also anticipate the implementation of labor reform to address the high unemployment in Argentina.

Brazil
In Brazil, there was no progress on constitutional reform and none is expected until after the mayoral elections in October. On the positive side, the congress is expected to approve legislation to allow the central bank to use part of its foreign exchange reserves to repurchase existing external debt.

While the trade and current accounts are expected to deteriorate in the second half of 1996, they will show an improvement over fiscal year 1995. The current account deficit is expected to reach $15 billion this year, down from $17.8 billion in 1995. In addition, inflation continues to show an improving trend but GDP growth remains weak. By year-end 1996, inflation is expected to be 13%, down from 14.5% in 1995; and GDP growth is expected to be 2.5%, down from 4.1% in 1995. While the 1996 fiscal accounts will show an improvement over last year, the real problem will be in 1997 when the public sector salary freeze can no longer be maintained. In our view, Brazil needs structural reforms and privatizations to address the fiscal deficit. In the absence of these measures, the administration has no choice but to maintain a restrictive monetary policy and an inflexible exchange rate policy, which affects the domestic economy and the level of exports.

Venezuela
Venezuela continued to perform well, satisfactorily meeting the targets under the standby facility set by the IMF. The inflation rate is coming down much faster than expected and the currency, the bolivar, continued to be relatively stable. Venezuela has now successfully endured the critical stage of the stabilization plan without any significant social or political back-lash. With a stable crude oil market and successful privatization program, the outlook for Venezuela appears positive.

In Conclusion
We thank you for your investment in Merrill Lynch Americas Income
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Paolo Valle)
Paolo Valle
Vice President and Senior Portfolio Manager



October 23, 1996



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares++
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*     % Change**
10/21/94--12/31/94                 $9.08        $ 8.51          --             $0.168            - 4.45%
1995                                8.51          9.70          --              0.944            +27.27
1/1/96--9/30/96                     9.70         11.21          --              0.685            +23.73
									       ------
                                                                         Total $1.797

                                                          Cumulative total return as of 9/30/96: +50.47%**


Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change***
8/27/93--12/31/93                 $10.00        $10.84          --             $0.281            +11.30%
1994                               10.84          8.48          --              0.754            -15.08
1995                                8.48          9.65          --              0.875            +26.10
1/1/96--9/30/96                     9.65         11.17          --              0.626            +23.23
									       ------
                                                                         Total $2.536

                                                          Cumulative total return as of 9/30/96: +46.86%***

Performance
Summary--
Class C Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change***
10/21/94--12/31/94                 $9.08        $ 8.47          --             $0.152            - 5.06%
1995                                8.47          9.65          --              0.870            +26.18
1/1/96--9/30/96                     9.65         11.17          --              0.621            +23.16
									       ------
                                                                         Total $1.643

                                                          Cumulative total return as of 9/30/96: +47.55%***


Performance
Summary--
Class D Shares++
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
8/27/93--12/31/93                 $10.00        $10.84          --             $0.300            +11.49%
1994                               10.84          8.48          --              0.802            -14.65
1995                                8.48          9.65          --              0.919            +26.75
1/1/96--9/30/96                     9.65         11.16          --              0.664            +23.59
									       ------
                                                                         Total $2.685

                                                          Cumulative total return as of 9/30/96: +49.07%**


  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charges; results would be lower if sales charge was included.
***Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
 ++As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Recent
Performance
Results
                                                                                            12 Month  3 Month
                                                                  9/30/96  6/30/96 9/30/95  % Change  % Change
ML Americas Income Fund Class A Shares*                            $11.21  $10.23   $9.07   +23.59%   + 9.58%
ML Americas Income Fund Class B Shares*                             11.17   10.19    9.02   +23.84    + 9.62
ML Americas Income Fund Class C Shares*                             11.17   10.18    9.02   +23.84    + 9.72
ML Americas Income Fund Class D Shares*                             11.16   10.18    9.02   +23.73    + 9.63
ML Americas Income Fund Class A Shares--Total Return*                                       +35.88(1) +11.98(2)
ML Americas Income Fund Class B Shares--Total Return*                                       +35.09(3) +11.81(4)
ML Americas Income Fund Class C Shares--Total Return*                                       +35.01(5) +11.90(6)
ML Americas Income Fund Class D Shares--Total Return*                                       +35.68(7) +11.96(8)
ML Americas Income Fund Class A Shares--Standardized 30-day Yield    8.59%
ML Americas Income Fund Class B Shares--Standardized 30-day Yield    8.18%
ML Americas Income Fund Class C Shares--Standardized 30-day Yield    8.11%
ML Americas Income Fund Class D Shares--Standardized 30-day Yield    8.34%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.962 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.233 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.882 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.212 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.876 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.210 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.933 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.225 per share ordinary income dividends.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                        +35.88%        +30.44%
Inception (10/21/94) through 9/30/96      +23.37         +20.81

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                        +35.09%        +31.09%
Inception (8/27/93) through 9/30/96       +13.23         +12.98

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                        +35.01%        +34.01%
Inception (10/21/94) through 9/30/96      +22.14         +22.14

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                        +35.68%        +30.25%
Inception (8/27/93) through 9/30/96       +13.78         +12.29

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                                                                         (in US dollars)
                                                                                 Interest   Maturity                 Percent of
COUNTRY      Industry       Face Amount                Bonds                       Rate       Date         Value     Net Assets
Argentina    Banking   US$   4,000,000    Banco de Galicia y Buenos Aires
                                          S.A.--Yankee                             9.00 %  11/01/2003   $  3,720,000      1.7%
                             3,000,000    Banco Rio de la Plata S.A.--Yankee       8.75    12/15/2003      2,801,250      1.3
                                                                                                        ------------   ------
                                                                                                           6,521,250      3.0

             Utilities       1,000,000    Telecom Argentina Stet--France
                                          Telecom S.A.                            12.00    11/15/2002      1,070,000      0.5

                                          Total Bonds in Argentina
                                          (Cost--$7,888,795)                                               7,591,250      3.5

Brazil       Banking         1,000,000    Banco Bozano, Simonsen S.A.             10.375    5/23/2004      1,016,250      0.5

             Communications  8,000,000    Comtel Brasieira Ltd.                   10.75     9/26/2004      8,180,000      3.8

             Industrial      3,000,000    Metalurgica Gerdau S.A.                 11.125    5/24/2004      3,056,250      1.4

             Paper           1,000,000    Klabine Fabricadora Papel               10.00    12/20/2001      1,002,500      0.5

             Utilities--     4,000,000    Centrais Electricas Brasileiras
             Electric                     S.A.--Eletrobras                        10.00     7/06/2004      4,008,000      1.8

                                          Total Bonds in Brazil
                                          (Cost--$17,005,700)                                             17,263,000      8.0

Mexico       Banking         1,500,000    Banamex Eurobond S.A.                    9.125    4/06/2000      1,498,125      0.7

             Broadcasting    5,000,000    Grupo Televisa S.A.                     11.375    5/15/2003      5,231,250      2.4
             & Publishing    3,000,000    Grupo Televisa S.A. (b)                 11.976    5/15/2008      1,856,250      0.9
                                                                                                        ------------   ------
                                                                                                           7,087,500      3.3

             Industrials     5,000,000    Cemex S.A.                              12.75     7/15/2006      5,412,500      2.5

             Paper           7,000,000    Grupo Industrial Durango, S.A.
                                          de C.V.                                 12.625    8/01/2003      7,446,250      3.5

                                          Total Bonds in Mexico
                                          (Cost--$21,005,714)                                             21,444,375     10.0

Venezuela    Oil             1,000,000    Bariven S.A.                            10.625    3/17/2002      1,058,750      0.5

                                          Total Bonds in Venezuela
                                          (Cost--$1,075,000)                                               1,058,750      0.5

                                          Total Investments in Bonds
                                          (Cost--$46,975,209)                                             47,357,375     22.0

                                                       Brady Bonds*

Argentina    Sovereign      39,988,500    Republic of Argentina, Floating
             Government                   Rate Bonds                               6.625    3/31/2005     33,490,369     15.6
             Obligations     6,000,000    Republic of Argentina, Par 'L' Bonds     5.25     3/31/2023      3,502,500      1.6

                                          Total Brady Bonds in Argentina
                                          (Cost--$34,631,824)                                             36,992,869     17.2

Brazil       Sovereign      28,684,454    Republic of Brazil, Floating Rate C
             Government                   Bonds 8.00                                        4/15/2014     20,222,540      9.4
             Obligations

                                          Total Brady Bonds in Brazil
                                          (Cost--$18,880,035)                                             20,222,540      9.4

Ecuador      Sovereign      20,936,322    Republic of Ecuador--PDI                 6.50     2/27/2015     10,651,354      5.0
             Government
             Obligations
                                          Total Brady Bonds in Ecuador
                                          (Cost--$9,344,529)                                              10,651,354      5.0

Mexico       Sovereign         476,000    United Mexican States, Global Bonds     11.50     5/15/2026        472,430      0.2
             Government     10,000,000    United Mexican States, Series A          6.25    12/31/2019      6,900,000      3.2
             Obligations    10,001,000    United Mexican States, Value
                                          Recovery Rights (a)                      0.00        --                 10      0.0

                                          Total Brady Bonds in Mexico
                                          (Cost--$6,981,008)                                               7,372,440      3.4

Panama       Sovereign      10,000,000    Republic of Panama--PDI                  6.75     7/17/2016      6,875,000      3.2
             Government
             Obligations
                                          Total Brady Bonds in Panama
                                          (Cost--$6,787,500)                                               6,875,000      3.2

Venezuela    Sovereign      13,250,000    Republic of Venezuela, DCB               6.625   12/18/2007     10,964,375      5.1
             Government     36,500,000    Republic of Venezuela, Floating
             Obligations                  Rate A Bonds                             6.625    3/31/2007     30,660,000     14.3
                             5,500,000    Republic of Venezuela, Floating
                                          Rate B Bonds                             6.50     3/31/2007      4,620,000      2.1

                                          Total Brady Bonds in Venezuela
                                          (Cost--$41,496,392)                                             46,244,375     21.5


                                          Total Investments in Brady Bonds
                                          (Cost--$118,121,288)                                           128,358,578     59.7

                                             Short-Term Securities

             Commercial**   11,065,000    General Electric Capital Corp.           5.80    10/01/1996     11,065,000      5.1
             Paper

                                          Total Investments in Commercial
                                          Paper (Cost--$11,065,000)                                       11,065,000      5.1

             US Government   7,000,000    Federal Home Loan Mortgage Corp.         5.65    10/01/1996      7,000,000      3.3
             & Agency       26,000,000    Federal Home Loan Mortgage Corp.         5.35    10/03/1996     25,992,272     12.1
             Obligations**
                                          Total US Government & Agency
                                          Obligations (Cost--$32,992,272)                                 32,992,272     15.4

                                          Total Short-Term Investments
                                          (Cost--$44,057,272)                                             44,057,272     20.5

                                          Total Investments (Cost--$209,153,769)                         219,773,225    102.2

OPTIONS                    Nominal Value                                         Strike    Expiration
WRITTEN                  Covered by Options            Issue                      Price       Date

             Call Options    6,000,000    Republic of Argentina, Par 'L' Bonds   $56.50     Oct. 1996       (132,000)     0.0
             Written

             Put Options     6,000,000    Republic of Argentina, Par 'L' Bonds    52.50     Oct. 1996         (1,800)     0.0
             Written
                                          Total Options Written
                                          (Premiums Received--$105,000)                                     (133,800)     0.0

             Total Investments, Net of Options Written (Cost--$209,048,769)                              219,639,425    102.2

             Other Assets Less Liabilities                                                                (4,659,578)   (2.2)
                                                                                                        ------------   ------
             Net Assets                                                                                 $214,979,847   100.0%
                                                                                                        ============   ======
             Net Asset Value:     Class A--Based on net assets of $27,245,782
                                           and 2,429,952 shares outstanding                             $      11.21
                                                                                                        ============
                                  Class B--Based on net assets of $159,036,896 and
                                           14,241,800 shares outstanding                                $      11.17
                                                                                                        ============
                                  Class C--Based on net assets of $10,575,778 and
                                           947,155 shares outstanding                                   $      11.17
                                                                                                        ============
                                  Class D--Based on net assets of $18,121,391 and
                                           1,623,503 shares outstanding                                 $      11.16
                                                                                                        ============

          (a)The rights may be exercised until 12/31/2019.
          (b)Represents a step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
            *Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. They are created when creditors tender eligible debt in exchange for new bonds.
           **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.